EXHIBIT 99.1

LOOP INDUSTRIES, INC.
AUDIT COMMITTEE CHARTER

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Loop Industries, Inc. (the “Corporation”) shall be appointed by the Board to perform the duties and responsibilities set forth in this charter with respect to the Corporation and its subsidiaries (collectively, the “Company”).

Purposes of the Audit Committee

The purposes of the Committee shall be to assist the Board in its oversight of:

1. The Company’s accounting and financial reporting process and internal control over financial reporting, as well as the audit and integrity of the Company’s financial statements.

2. The Company's compliance with legal and regulatory requirements (including U.S. federal securities law);

3. The qualifications, independence and performance of the Company’s independent auditors; and

4. The implementation and performance of the Company’s internal audit function.

The Audit Committee is also responsible for preparing the report required by the Securities and Exchange Commission (the “SEC”) rules to be included in the Company’s proxy statement for the annual meeting of stockholders, and for performing such other duties and responsibilities as are enumerated in or consistent with this charter.

Committee Composition and Member Qualifications

Membership. The Committee shall consist of three or more members of the Board designated from time to time by the Board. The members of the Committee shall be appointed annually by the Board, upon the recommendation of the Nominating and Governance Committee, and shall serve until their successors are duly appointed by the Board or until their earlier resignation or removal. The Chairperson of the Committee shall be appointed by the Board. The Board may at any time and in its complete discretion remove any member of the Committee and may fill any vacancy in the Committee.

Qualifications. The members of the Committee shall satisfy the following qualifications (as well as any criteria required by the SEC); provided, however, that the Company may avail itself of any phase in rules applicable to newly listed companies in connection with an initial public offering:

1. The Committee shall consist entirely of members of the Board who satisfy all applicable Nasdaq Stock Market (“NASDAQ”) and SEC definitions of independence for directors and audit committee members, as determined by the Board after consideration of all factors determined to be relevant by the rules and regulations of the NASDAQ and the SEC.

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2. Each member of the Committee shall be financially literate, as determined by the Board in accordance with NASDAQ rules.

3. At least one member of the Committee shall qualify as an “audit committee financial expert”, as determined by the Board in accordance with SEC rules

4. No member of the Committee shall serve simultaneously on the audit committees of more than three (3) public companies, unless the Board determines that such simultaneous service will not impair the ability of such member to effectively service on the Committee and the Company discloses such determination in its annual proxy statement.

5. No member of the Audit Committee may have participated in the preparation of the financial statements of the Company or any of the Company’s current subsidiaries at any time during the past three years.

Chairperson. The Chairperson of the Committee (or in his or her absence, a member designated by the Chairperson or the Committee) shall preside at each meeting of the Committee, set the agendas for the Committee meetings and report regularly to the Board regarding the Committee’s activities.

Specific Duties and Responsibilities of the Audit Committee

The following are the principal recurring responsibilities of the Committee. The Committee may have other duties as are consistent with its function and applicable law, rules and regulations, and as the Board and Committee deem appropriate.

1. Appoint and Oversee Independent Auditor; Approve Audit and Non-Audit Services. The Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm (including the resolution of any disagreements that may arise between management and such firm) engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company. Each such registered public accounting firm shall report directly to the Committee. Without limiting the generality of the foregoing, the Committee shall:

•	have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor;

•	review and pre-approve all audit and permissible non-audit services, engagement fees and terms; and

•	adopt policies and procedures pursuant to which services proposed to be performed by the Company’s independent auditor shall be pre-approved.

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2. Evaluate the Independence and Qualifications of the Independent Auditor. The Committee shall, at least annually, obtain and review a written report by the Company’s independent auditor describing:

•	the independent auditor's internal quality-control procedures;

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditor and the Company, in order to assess the independent auditor's independence.

After reviewing the foregoing report and the independent auditor's work throughout the year, the Committee shall evaluate the independent auditor's qualifications, performance and independence. This evaluation shall include the review and evaluation of the lead partner of the independent auditor. In making its evaluation, the audit committee shall take into account the opinions of management and, when the Company has an internal audit function, the opinions of the Company's internal auditors (or other personnel responsible for the internal audit function). The Committee shall discuss with the independent auditor any such disclosed relationships as required by the applicable requirements of the Public Company Accounting Oversight Board, and their impact on the independent auditor's objectivity and independence. The Committee shall present its conclusions with respect to the independent auditor to the full Board. The Committee shall assure the regular rotation of the lead audit partner as required by law.

3. Review of Financial Statements. The Committee shall meet with management and the Company’s independent auditor to review and discuss the Company’s annual audited financial statements and quarterly financial statements. As part of this review process, the Committee shall review:

•	the scope and timing of the annual audit of the Company’s financial statements,

•	The Company’s annual audited and quarterly unaudited financial statements and annual and quarterly reports on Form 10-K and Form 10- Q, including the disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and recommend to the Board whether the audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” should be included in the Company’s Form 10-K.

•	The results of the independent audit and the quarterly reviews, and the independent auditor’s opinion on the audited financial statements.

•	the quality and adequacy of the Company’s internal controls and discuss with management and the independent auditor any significant deficiencies or material weaknesses in the design or operation of the Company’s internal controls;

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•	major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

•	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

The Committee shall regularly review with the independent auditor any audit problems or difficulties the independent auditor encountered in the course of its audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. Among the items the Committee shall review with the independent auditor are: accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and any "management" or "internal control" letters issued, or proposed to be issued, by the independent auditor. Such review shall also include discussion of the responsibilities, budget and staffing of the Company's internal audit function when the Company has an internal audit function.

4. Internal Audit Function. The Committee shall:

•	review the responsibilities, functions, qualifications and performance of the Company's internal audit function, including internal audit’s charter, plans, budget, objectivity and the scope and results of internal audits;

•	approve the hiring, promotion, demotion or termination of the person in charge of the Company’s internal or outsourced internal audit function; and

•	review the results of the internal audit program, including significant issues in internal audit reports and responses by management.

5. Hiring Policies. The Committee shall review the hiring of employees or former employees of the Company's independent auditor.

6. Related Party Transactions; Conflicts of Interest. The Committee shall review, approve and monitor related party transactions involving directors or executive officers and review and monitor conflicts of interest situations involving such individuals where appropriate.

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7. Separate Meetings. Periodically, the Committee shall meet separately with (a) management, (b) once the Company has established an internal audit function, the Company’s internal auditors (or other personnel responsible for the design and implementation of the internal audit function) and (c) the Company’s independent auditors (with and without management present), in each case to discuss any matters that the Committee or the others believe should be discussed privately. In the case of such meetings with the Company’s independent auditors, the Committee shall discuss with the independent auditors, among other things, the results of the independent auditors’ examinations and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

8. Complaint Procedures. The Committee shall address complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

9. Compliance with Laws. On at least an annual basis, the Audit Committee shall review and discuss with management and the independent auditor (i) the overall adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs and (ii) reports regarding compliance with applicable laws, regulations and internal compliance programs. The Audit Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or policies. The Audit Committee shall discuss with the Company’s chief financial officer or senior legal officer any legal matters that may have a material impact on the financial statements or the Company’s compliance procedures.

10. Information Technology Risk Management and Cybersecurity. The Committee shall discuss with management and, as appropriate, the independent auditors, the adequacy and effectiveness of the Company’s policies and practices regarding information technology risk management and the internal controls related to cybersecurity.

11. Enterprise Risk Management. The Committee shall oversee management’s processes for identifying, monitoring and addressing enterprise risks, and shall evaluate and discuss with management its assessments of matters relating to enterprise risks. The Committee shall oversee and monitor management’s plans to address such risks. In connection with its review of enterprise risk, management’s assessment thereof and any draft risk factors presented by management, the Committee shall be entitled to rely on management’s identification and assessment of the operational, financial, strategic, regulatory and other risks described.

12. Authority to Retain Advisors. The Committee shall be authorized to engage independent legal, accounting and other advisers as it determines necessary or appropriate to carry out its duties. The Corporation shall provide appropriate funding, as determined by the Committee, for the payment of:

•	compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•	compensation to any advisers engaged by the Committee; and

•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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13. Reporting to the Board. The Committee shall report regularly to the Board. Such reports shall include, among other things, any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors and, when the internal audit function is established, the performance of the internal audit function.

14. Charter. The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

15. Committee Evaluation. The Committee shall conduct and present to the Board an annual self-performance evaluation of the Committee.

The function of the Committee is primarily one of oversight. The Company’s management is responsible for preparing the Corporation’s financial statements, and the independent auditor is responsible for auditing and reviewing those financial statements. The Committee is responsible for assisting the Board in overseeing the conduct of these activities by management and the independent auditor. The Committee is not responsible for providing any expert or special assurance as to the financial statements or other financial information provided by the Company to its stockholders or others or as to the independent auditor’s work.

General

1. The Committee shall meet at such times as the Committee shall determine; provided, however, that the Committee will meet at any time that the independent auditors (or, when the internal audit function is established, the internal auditors) believe communication to the Committee is required.

2. A majority of the total number of Committee members shall constitute a quorum of the Committee.

3. If a quorum is present, a majority of the members of the Committee present shall be empowered to act on behalf of the Committee.

4. Minutes shall be kept of each meeting of the Committee, and the Committee shall regularly provide reports of its actions to the Board.

5. The Committee may delegate its authority to subcommittees or the Chair of the Committee when it deems it appropriate and in the best interests of the Company and when such delegation would not violate applicable law, regulation or NASDAQ or SEC requirements.

6. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Corporation’s bylaws that are applicable to the Committee.

7. Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

EFFECTIVE AS OF: June 14, 2017

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